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                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                                 SUPPLEMENT TO
                     PROXY STATEMENT AND 1996 ANNUAL REPORT
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held March 24, 1997

    This Supplement to the Proxy Statement and 1996 Annual Report of Dental/Medical Diagnostic Systems, Inc., a Delaware corporation (the "Company"), has been mailed to the holders of record of the Common Stock of the Company at the close of business on February 5, 1997 (the "Record Holders") on or about March 13, 1997 in order to supplement, as provided below, information contained in the Proxy Statement and 1996 Annual Report, sent to the Record Holders in connection with the Annual Meeting of the Stockholders to be held on March 24, 1997 (the "Proxy Statement"). Such Proxy Statement contained an inadvertent omission of the date on which the Proxy Statement was mailed to the Record Holders.

    The Proxy Statement is hereby supplemented to include the following information:

       This Proxy Statement and the accompanying Proxy were mailed to all stockholders entitled to vote at the Annual Meeting on or about March 11, 1997.

    Except as provided above, all information in the Proxy Statement remains unchanged. Stockholders should refer to the Proxy Statement, which previously has been distributed to all Record Holders, for further information concerning the Company, the Annual Meeting, and the other matters to be presented at the Annual Meeting.

                                      ON BEHALF OF THE BOARD OF DIRECTORS
                                      Robert H. Gurevitch, CHAIRMAN AND CHIEF
                                      EXECUTIVE OFFICER

DATED: as of March 13, 1997
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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                       DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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